Project Dynasty

Investor Presentation

November 2025

Disclaimer

This presentation has been prepared by Tharimmune, Inc ("Tharimmune" or the "Company") solely for information purposes. The information contained in this presentation has been prepared solely to assist interested parties in making their own evaluation with respect to the proposed transaction involving the Company and for no other purpose. Each reader and each prospective investor is strongly encouraged to conduct their own independent investigation and verification of the information, opinions, and financial projections contained herein. This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended (the "Securities Act"). This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. No securities of the Company may be offered or sold in the United States without registration with the United States Securities and Exchange Commission (the "SEC") or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder.

The information in this presentation is strictly confidential. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements.

Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein. By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation.

This presentation speaks as of the date hereof. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements refer to many things, including and not limited to, the participation of certain individuals, the future value of any digital asset and/or another cryptocurrency, the amount of the private placement, the ability to secure capital to execute the transaction, the managing of a sophisticated cryptocurrency treasury strategy, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward looking statements. There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, and vendors of the Company, and other risks. Historical facts are presented without intent to persuade. These statements can be recognized by the use of words such as "believe," "expect," "anticipate," "potential," "create," "intend," "could," "should," "would," "may," "plan," "seek", "will," "look," "future," "assume," "continue," or the negative of such terms or other variations thereof, or words of similar substance or meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward-looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward-looking statements to reflect future events or circumstances.

Disclaimer (Cont.)

This presentation is being furnished solely to recipients that are "qualified institutional buyers" as defined in Rule 144A of the Securities Act, or "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the "Recipient") in connection with a proposed private offering of securities of the Company.

All trademarks, service marks, and trade names of any party of their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Exchange Act and the rules and regulations promulgated thereunder and that the Recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The securities that are to be issued by the Company have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed on the merits of the proposed offering of securities or the adequacy or accuracy of this presentation.

Actual results may vary greatly from any assumptions or models built in reliance on this document. Results may vary due to market conditions, unforeseen circumstances, competition, a reduction in the demand for such a private placement, an unforeseen change in how regulators in the USA categorize Canton Coin. The transaction contemplated herein is subject to a multitude of risks, uncertainties, and changes. Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of Canton Coin, the ongoing security of the Canton Network, technical and custodial risks, our ability to execute on any of the contemplated transactions subject to SEC compliance and Nasdaq related rules, and other risks of loss.

Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind. Recipients should seek advice from their own advisors as to these matters.
For a description of the risks relating to an investment in the Company in connection with the offering, we refer you to "Risk Factors" in the Appendix to this presentation and risk factors discussed in documents that the Company has filed, or will file, with the SEC. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

I. Executive Summary

Transaction Summary

Expected Pricing Date	▪ October 2025
Issuer	▪ Tharimmune, Inc (NASDAQ: THAR)
Deal Size / Notional	▪ ~$545M
Purchase Price	▪ $3.075
Implied mNAV	▪ ~1.07x
Use of Proceeds	▪ Proceeds will be used primarily for the purchase of Canton Coin ("CC") as well as working capital, general corporate purposes and transaction expenses
Form of Offering	▪ Private Placement in Public Equity ("PIPE")
Securities Offered	▪ Common Stock or prefunded warrants in lieu thereof
Registration Rights	▪ File in 30 calendar days of closing and seek effectiveness within 45 calendar days if no-review; in the event the Company receives SEC Comments, the Company shall use commercially reasonable efforts to have the registration statement declared effective as soon as commercially practicable
Lock-up Restriction	▪ 1/3rd of PIPE shares will be freely tradeable upon the effectiveness of the registration statement ▪ 1/3rd of PIPE shares will be subject to a 90 calendar day lock-up post effectiveness of the registration statement ▪ Remaining 1/3rd of PIPE shares will be subject to a 180 calendar day lock-up post effectiveness of the registration statement
Sponsor	▪ DRW Holdings, LLC
Placement Agent	▪ Clear Street LLC

Executive Summary

Investment Thesis

- Build the first publicly traded Digital Asset Treasury ("DAT") dedicated to supporting Canton Coin and the Canton Network, creating a differentiated vehicle designed specifically for institutional blockchain adoption and the digitization of traditional financial markets
- Operate as a Super Validator and run additional Validators on the Canton Network, generating recurring rewards that expand Canton Coin holdings and increase mNAV, while also building applications and investing to complement capital markets transactions
- Differentiate from other digital asset projects by focusing exclusively on capital markets infrastructure and workflows – custody, issuance, settlement, margin, payments, and public/private market interfaces – making the Canton Network uniquely suited to re-tool the plumbing of global finance
- Anchor the DAT with broad participation from existing Canton Super Validators and Digital Asset Holdings ("DAH") investors, ensuring credibility, deep expertise, and the scale required to drive adoption across the institutional ecosystem
- Structure the DAT in a transparent, equitable, and efficient manner, with primary funding from Canton ecosystem participants and long-term alignment with the success of the broader network
- Position the DAT as the initial gateway to the Canton Network, offering investors exposure to the only blockchain purpose-built for the next generation of global capital markets

Transaction Structure & Execution

- ~$545M PIPE with use of proceeds primarily aimed at purchasing Canton Coin
- ~1.07x mNAV entry point

DAT Value Proposition

- Provides institutional and retail investors with exposure beyond simply holding Canton Coin, capturing upside from validator rewards, ecosystem growth, and participation in projects building on the Canton Network
- Backed by leading Canton Network supporters and established capital markets firms, the DAT has the assets, credibility, and execution capability to become the backbone of global financial infrastructure for the next century

II. Why Canton

The Case for Canton

- **Built for Institutional Privacy:** The Canton Network was designed from the ground up with configurable privacy, enabling institutions to tokenize and transact assets without broadcasting their activity. Unlike most public chains, large trades or portfolio shifts are not exposed, making Canton uniquely suited for real-world asset tokenization
- **Differentiated Tokenomics:** CC powers the network through a distinctive reward model: a significant share of CC is distributed as application rewards, directly incentivizing usage and transaction activity. Over time, burn-mint equilibrium creates structural upward pressure on CC value as adoption scales, unlike inflationary models of other L1s
- **Institutional-Grade Scale:** The Canton Network already secures $4T in real-world assets[(1)] ("RWA") and processes $6T in monthly repo volume[(2)], making it one of the most used blockchain networks for regulated financial markets
- **Ecosystem Scale & Resiliency:** The Canton Network operates with 560+ validators[(3)] and 30+ super validators[(3)], providing both decentralization and diversity. This governance framework ensures resilience while aligning with the standards of global financial players
- **Global Financial Backing:** With active participation from Top 10 global banks[(4)] and hundreds of institutions, the Canton Network is uniquely positioned to be the infrastructure layer for the institutional financial system, bridging blockchain with real-world finance

~$4T RWA on Canton[(1)]	**~6T / Month** Monthly Repo Volume[(2)]
560+ Validators[(3)]	**30+** Super Validators[(3)]
Top 10 Banks Active Canton Participants[(4)]	**Top 10 Chain** Last 30-Day Burn[(5)]

Source: Management Research
(1) Broadridge
(2) LinkedIn (Generative Ventures and Digital Asset)
(3) Canton (The Tie)
(4) The Canton Network (Ecosystem)
(5) Cantonscan

Canton Network vs. Asset Comparison Ecosystem

Canton has been in production for years, delivering value to customers across capital markets

Mature Technology

Canton has been selected for the most enterprise blockchain production implementations within capital markets

Regulatorily Compliant

Canton supports privacy, control and interoperability, meeting the current needs of regulated financial institutions

High Quality Logos

Growing ecosystem of enterprise customers and partners building applications that extend the value of the network and accelerate growth

Responsible Approach to Launch

Public network launched with >30 independent entities participating across mining, node operations, app development, foundation members and more


CANTON NETWORK
Total: $3.61T
WIDER ECOSYSTEM
Total: $3.37B
0M
1.00B
2.00B
3.00B
4.00B
5.00B
Scale Break
1.00T
2.00T
3.00T
4.00T
Diverse Fixed Income Issuances
Securities Lending & Repo (Monthly)
Syndicated Loans (Versana)
Equities
Private Funds
Real-Estate
Private Equities
Asset-Based Finance
Commodities
Government Securities

Source: The Tie Research, The Canton Network, Management Research, and Digital Asset Holdings, LLC Research
Note: Canton Network data based on public information on issuance and notional value of tokenized securities issued and processed on Canton. Wider ecosystem data from Dune Dashboard by 21@co (excluding stablecoin issuance). Data is indicative and may not reflect total issuance and volume of assets on all chains. Dataset from 8/2024

The Canton Network

Only network offering privacy-preserving, interoperable smart contracts for regulated institutions

Privacy

Only stakeholders to a transaction have access to see, validate, and record their parts of a transaction, even when the transaction spans multiple applications

Independent Control

Other public networks force stakeholders to give up control to shared validators while Canton puts it squarely in Canton stakeholders' hands

Native interoperability

Uniquely enables atomic smart contract calls with privacy across independently operated applications for real-time sync and risk-free settlement across networks


Privacy
Interoperability
Control
Canton
Public Ethereum
Hyperledger Besu
Corda
Layer 2 Networks

Source: The Tie Research

Canton's Traction and Institutional Adoption

1
Network Architecture & Design
- "Network of networks" enabling apps to set their own privacy, scale, and governance
- Independent transaction processing prevents bottlenecks, similar to internet scaling

2
Privacy & Regulatory Alignment
- Digital Asset Modeling Language ("Daml") provides programmable privacy with sub-transaction visibility
- Supports $50B+ daily transactions on regulated financial subnets[1]

3
Synchronizers & Decentralization
- Synchronizers connect apps with decentralized sequencing and validation
- Global Synchronizer live since June 2024 now with 30+ Super Validators[2]

4
Token & Network Growth Mechanics
- The Canton Network, employing a burn-mint equilibrium mechanism, powers synchronizer fees
- Supply and value tied directly to network usage and application activity

5
Adoption Trajectory
- Each new app adds utility and its own capacity instead of competing for throughput
- Tier 1 institutions already live: repo, tokenization, digital bonds, fund platforms

Institutional Adoption

Circle USDC Integration[3]	**Broadridge** Repo Platform[4]
Goldman Sachs DAP Tokenization Platform[5]	**iCapital** iDLT Platform[6]
HSBC Orion Tokenization Platform[7]	**Nasdaq** Calypso Integration[8]
Novaprime Mortgage Underwriting Platform[9]	**Flowdesk | QCP Capital** Bilateral Derivatives Margining[10]
Tradeweb Tokenized Asset Execution Venue[11]	**DTCC** Strategic Collaboration[12]

Source: The Canton Network and Management Research
Note: Operating a Super Validator will require a governance vote from the Canton Foundation
Note: Validators will operate when the limits are increased by the Canton Foundation
(1) Canton Network (Digital Asset)
(2) Canton (The Tie)
(3) CIRCLE
(4) Broadridge
(5) Digital Asset
(6) iCapital
(7) Ledger Insights
(8) NASDAQ
(9) Novaprime
(10) PR Newswire
(11) Tradeweb
(12) Canton

Established and Defensible Competitive Moat

- **Build the Base:** Operate a Super Validator and Validator to earn more CC, raise capital, and expand holdings through market purchases and negotiated transactions
- **Expand the Network:** Build, acquire, and invest in new applications while strengthening treasury operations with enhanced buy / sell capabilities and lending
- **Evangelize the Vision:** Publicly explain the Canton Network's unique value as the institutional digital asset network and highlight the potential re-tooling of global capital markets infrastructure
- **Institutional Investors:** Engage leading firms whose businesses and transactions will run on the Canton Network, positioning them to recognize the opportunity and drive adoption at scale
- **Ecosystem Growth:** Support new providers through collaboration, acquisition, and incubation, while building the bridges, connectors, and integrators needed for legacy fintech adoption

CC's Multi-Faceted Investment Narrative

Formation Path

- Merge into a publicly listed entity to launch DAT
- Leverage S-3 eligible entities with experienced operating teams in place
- Structure designed for efficient setup and transparent investor participation
- Position DAT as a purpose-built public market vehicle

Leadership Buildout

- Experienced CEO and President hires with deep expertise across both Crypto and TradFi ecosystems
- Committed to keeping management team to efficient and highly cost-effective on go-forward basis
- Leadership aligned with long-term success of Canton ecosystem expansion

Contributions

- Foundation anchored by CC, Super Validator operation, and applications
- Retain $10M seed financing as balance sheet operating capital
- Super Validator operation will ensure alignment with the broader network and generate significant Canton Coin rewards
- Initial contributions provide scalability and alignment with network growth
- DAT to be positioned for rapid expansion from day one

Governance

- Establish independent Board of Directors for oversight and accountability
- Governance ensures alignment with investors and the Canton Network participants
- Provide transparent reporting and credible public company governance practices
- Strategic direction driven by board expertise in finance and technology
- Build credibility with institutional investors through strong governance framework

III. Opportunity Overview

Investment Highlights

A purpose-built digital asset treasury for institutional capital markets

01

Discounted Access ~1.07x mNAV

Initial PIPE investment of ~$545M with ~$100M in cash and ~$445M in-kind contributions of CC

02

Institutional Alignment

Super Validators, DAT investors, and leading institutions provide capital and governance, ensuring alignment with the Canton Network's long-term institutional focus

03

Capital Markets Strategy

DAT treasury optimized for CC per share while investing in validators and ecosystem applications to drive sustainable growth and maintain premium to NAV

04

Experienced Management Team

Led by digital asset and TradFi executives with global reach and credibility, positioning DAT as the institutional gateway to the Canton Network

05

Speed Growth Model

Intention to continue the capital markets flywheel by immediately enacting further capital raising strategies via ATM's, registered offerings, etc.

Strategic Growth and Partnership Overview

DRW[1]

Foundation and Growth

- DRW Holdings, LLC was founded in Chicago in 1992, by Don Wilson
- While trading in the Eurodollar options pit, Don saw an opportunity for a new type of trading firm – one that applies modeling, technology, and quantitative research to identify opportunities in the global financial markets
- Over 30 years later, DRW is a well-diversified trading firm of over 2,200 employees, that identifies and captures strategic market opportunities by leveraging state of the art technology, thoughtful market analysis, and proven risk management
- DRW's operations are supported by dedicated and resourceful teams that span multiple time zones and across a wide variety of exchanges and markets

Incubation of Innovation

- DRW has created a portfolio of intellectual property and services within the financial community that provide efficiencies and alternatives to traditional trading tools

Cumberland

Highly Capable Business

- One of the world's leading liquidity providers in crypto-assets with an established business within a global financial firm – successful, reputable, reliable[2]

Proven Crypto Experience

- Active in the ecosystem since 2014 and passionate belief in crypto-asset technology[1]
- Recognized thought leadership and market insight

Relationship Focused[2]

- 24/7 availability with world-class trading experience
- Responsive, efficient, disciplined, and discreet

DRW and Cumberland Partnership[1]

- Company will establish a non-exclusive OTC relationship with Cumberland (DRW affiliate) to facilitate discretionary acquisition of Canton Coin before exchange listing
- Partnership provides access to one of the largest, most reputable digital asset liquidity providers, reinforcing institutional-grade execution and network strength

Strategic Ventures and Ecosystem

ErisX[3]

- Fully regulated platform integrating digital assets into capital markets workflows
- Custodian and clearinghouse enabling OTC and futures trading

Eris Innovations

- Futures products replicating OTC swap cash flows via Eris Methodology
- Eris SOFR Swap futures are listed on CME Group

Digital Asset Holdings

- Enterprise blockchain linking global businesses through distributed ledgers
- Solutions for financial assets, smart contracts, and supply chain integrity

Source: Management Research
(1) DRW
(2) Cumberland
(3) PR Newswire: ErisX was acquired by CBOE

Capital Markets Flywheel to Enable Premium

DAT Capital Markets Flywheel


1
Capital Markets
Activity
2
Liquidity &
Accumulation
3
Compound NAV via
Capital Markets
4
Driving CC &
DAT Appreciation
Through Network
5
Enhancing the
Valuation Multiple

Key Levers of Canton DAT Value Creation

1 Capital Markets Activity

- PIPE Financing: ~$545M including ~$445M in-kind CC + ~$100M cash
- Use of Proceeds: Cash deployed to acquire CC, cover DAT formation costs, and fund operating expenses

2 Liquidity & Accumulation

- Float Concentration: Cash proceeds used to acquire CC, reducing free float and concentrating ownership among Super Validators
- Treasury Control: In-kind CC contributions are liquid, increasing institutional holdings of network token supply
- Utility Alignment: Burn-mint equilibrium ensures supply contracts with network activity, reinforcing scarcity with usage

3 Compounding NAV via Capital Markets

- Treasury Growth: NAV per share expands as PIPE and follow-on raises are redeployed into CC
- Float Reduction: Continuous CC accumulation tightens circulating liquidity
- Network Effect: As adoption increases, fees and usage burn CC, while application and infrastructure providers mint new CC, compounding value across the ecosystem

4 Driving CC & DAT Appreciation Through the Network

- Public Signaling: CC transactions, validator rewards, and fees are visible on-chain, providing transparent metrics of adoption and treasury growth
- Adoption Flywheel: Sustainable value creation comes from solving real financial use cases, while Super Validator and Validator operations generate recurring rewards that increase mNAV alongside network activity
- Cultural Reinforcement: Visibility, transparency, and institutional participation foster legitimacy and create the cultural conditions for broader adoption

5 Enhancing the Valuation Multiple

- Beyond NAV: DAT can trade above NAV as treasury growth, float scarcity, and visible adoption reinforce demand
- Premium Rerating: Positioning as the first regulated-finance-native utility token aligns with institutional standards
- Valuation Expansion: Combination of treasury compounding, token scarcity, and transparent network adoption supports multiple expansion over time

DAT Institutional Partners Highlights

Custody

copper.co

- Copper provides institutional-grade custody and settlement through cold storage, multi-sig wallets, advanced encryption, and Copper's ClearLoop infrastructure
- Copper operates its global business in line with best practice standards across a number of custody regimes

Counsel

ReedSmith

- Preeminent law firm with exceptional experience working with global public companies and with digital asset treasury companies more specifically
- Provides comprehensive legal counsel on securities, regulatory compliance, and corporate governance, ensuring robust oversight for digital asset treasury operations

Executive Management Team to Lead Canton Strategy

Leveraging Decades of Financial Services & Digital Assets Expertise



Mark Wendland
Chief Executive Officer

- Former Partner & Chief Operating Officer, DRW Holdings
- Former Global Head of Treasury, DRW Holdings
- Former Head of Global Fixed Income Finance, Citadel
- Former Head of US Operations, Citadel
- Former Head of Counterparty Strategy & Relationship Management, Citadel



Mark Toomey
President

- Managing Director & Head of Business Development, Liberty City Ventures
- Former Head of Global Distribution, Galaxy Asset Management
- Former Member, Firmwide Executive Committee & Asset Management Operating Committee, Galaxy Digital
- Former Managing Director, Institutional Equity Derivatives Sales, Goldman Sachs

Canton Treasury Company: Value Proposition

Experienced investors to lead capital markets efforts going forward and leverage capital markets expertise to tap into appropriate funding mechanisms

Project Dynasty

Hybrid
- Convertible Debentures
- Preferred Equity

Equity
- PIPE
- Follow-On Offering
- At-the-Market (ATM)

Multiple Avenues to Tap into Attractive Capital from Favorable Sources

THAR at a Glance

Overview

- Founded in **2017**
- Headquartered in **Red Bank, New Jersey**
- **$0.0 Million** in revenue for the quarter ending June 30, 2025
- **No material debt** as of June 30, 2025
- **7.6 Million** shares of common stock outstanding as of October 15, 2025
- **1.0 Billion** common shares authorized as of October 15, 2025

Product Overview

- **Company Focus**: Clinical-stage biopharma advancing immune-modulating therapies for high-need inflammatory and autoimmune conditions
- **TH104**: Transmucosal nalmefene film for rapid opioid exposure protection
- **TH104 (PBC)**: Novel treatment for chronic pruritus in primary biliary cholangitis
- **Regulatory Path**: 505(b)(2) NDA route confirmed by FDA for TH104
- **TH023**: Oral anti-TNF biologic platform targeting autoimmune disorders

IV. Appendix

Risk Factors

Risks related to our proposed Canton treasury strategy and holdings

- The Company's financial results and the trading price of its common stock may be affected by the market prices of CC, which are highly volatile.
- Investing in CC will expose the Company to certain risks associated with CC, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network.
- While the Company intends for the PIPE transaction to not qualify as a tax-deferred exchange pursuant to Section 351 of the Code, because of the lack of authority from the Internal Revenue Service related to the treatment of CC and other cryptocurrencies for U.S. federal income tax purposes and because qualification as a Section 351 transaction requires satisfying various conditions, including the "control" test, which will depend on specific facts and circumstances of the PIPE Transaction and could be affected by events or actions that occur after completion of the PIPE Transaction, no assurances can be provided that the PIPE Transaction will qualify for such intended tax treatment or that the IRS will not assert, or that a court would not sustain, a position contrary to such intended tax treatment. Each investor should consult with such investor's own tax advisor regarding the tax consequences of the PIPE transaction before participating in the PIPE transaction.
- Unrealized fair value gains on its CC holdings could cause the Company to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022.
- Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Company's business. CC and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.
- The availability of spot exchange-traded products for CC and other digital assets may adversely affect the market price of CC and, consequently, the trading price of the Company's common stock.
- The Company's CC strategy may subject it to enhanced regulatory oversight.
- CC trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes.
- The concentration of CC holdings may enhance the risks inherent in the Company's CC treasury strategy.
- The Company's CC holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents.
- If the Company or its third-party service providers experience a security breach or cyber-attack and unauthorized parties obtain access to its CC assets, the Company may lose some or all of its CC assets and its financial condition and results of operations could be materially adversely affected.
- The further development and acceptance of the Canton Network and other cryptocurrency networks, including the Canton Network, which represent a relatively new and rapidly changing industry, are subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of the CC and other cryptocurrency networks may adversely affect an investment in the Company.
- The launch of central bank digital currencies may adversely affect the Company's ability to successfully manage its CC treasury strategy and, consequently, its business.
- The Company is not subject to legal and regulatory obligations that apply to investment companies, such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.
- Absent federal regulations, there is a possibility that CC may be classified as a "security." Any classification of CC as a "security" would subject the Company to additional regulation and could materially impact the operation of the Company's business.
- If the Company was deemed to be an investment company under the Investment Company Act, applicable restrictions likely would make it impractical for the Company to continue our business as currently conducted and the Company's CC treasury functions as currently contemplated.
- Transactions using CC require the payment of "gas fees," which are subject to fluctuations that may result in high transaction fees.
- The Company faces risks relating to the custody of the Company's CC, including the loss or destruction of private keys required to access the Company's CC and cyberattacks or other data loss relating to the Company's CC, including smart contract related losses and vulnerabilities.

Section 351 Summary & Disclaimer

Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), generally provides that no gain or loss will be recognized by a transferor if property is transferred to a corporation by one or more transferors solely in exchange for stock in such corporation and immediately after the exchange such transferor(s) are in "control" of the corporation. For this purpose, "control" generally requires the transferors as a group to own immediately after the exchange stock possessing (i) at least 80% of the total combined voting power of all classes of stock entitled to vote, and (ii) at least 80% of the total number of shares of each other class of stock of the corporation.

An exchange otherwise qualifying as a tax-deferred transaction pursuant to Section 351 of the Code will nevertheless generally be taxable if the transferee corporation is an "investment company" under Section 351(e) of the Code, which is generally defined to include a corporation more than 80% of whose gross assets are held for investment (e.g., money, stocks and other equity interests in a corporation, evidences of indebtedness, options, forward or futures contracts, notional principal contracts and derivatives, any foreign currency, and equity interests in entities substantially all of whose assets are comprised of the foregoing assets). While Congress gave Treasury the authority to enact regulations adding to this list of assets, no such regulations have been issued to date.

The PIPE transaction is intended to qualify as a tax-deferred exchange pursuant to Section 351 of the Code (the "Intended Tax Treatment"). The Company and each investor that participates in the PIPE transaction are expected to make certain factual representations and covenants regarding the Intended Tax Treatment. While the PIPE transaction is intended to qualify for the Intended Tax Treatment, because of the lack of authority from the Internal Revenue Service related to the treatment of CC and other cryptocurrencies for U.S. federal income tax purposes and because qualification as a Section 351 transaction requires satisfying various conditions, including the "control" test, which will depend on specific facts and circumstances of the PIPE transaction and could be affected by events or actions that occur after completion of the PIPE transaction, no assurances can be provided that the PIPE transaction qualifies for the Intended Tax Treatment.

If the PIPE transaction qualifies for the Intended Tax Treatment, the following U.S. federal income tax consequences would result for a U.S. Holder that exchanges CC solely for common stock of the Company: (i) gain or loss generally will not be recognized, (ii) the aggregate basis of the common stock of the Company received by such U.S. Holder generally will be the same as the aggregate basis of the CC exchanged therefor, and (iii) the holding period of the common stock of the Company received by such U.S. Holder generally will include the holding period of the CC exchanged therefor.

If the PIPE transaction does not qualify for the Intended Tax Treatment, the following U.S. federal income tax consequences would result for a U.S. Holder that exchanges CC solely for common stock of the Company: (i) gain or loss will be recognized in an amount equal to the difference between the fair market value of the common stock of the Company received in the exchange and the U.S. person's adjusted tax basis in the property exchanged therefor, (ii) any such gain generally will be long-term capital gain if the U.S. person's holding period in the property exceeded one year at the time of the PIPE transaction, (iii) the U.S. person's holding period for the common stock of the Company will begin on the day after the PIPE Transaction, and (iv) the U.S. person's tax basis in the common stock of the Company received in the exchange will equal the fair market value of such common shares.

Each investor should consult with such investor's own tax advisor regarding the tax consequences of the PIPE Transaction before participating in the transaction.

For purposes of this summary, a "U.S. Holder" generally is (excluding persons subject to special treatment under the U.S. federal income tax laws, such as partnerships and other pass-through entities): (i) an individual who is a citizen or a tax resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) a trust that (A) is subject to the supervision of a court within the United States and with respect to which one or more U.S. persons are authorized to control all substantial decisions of the trust, or that (B) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (iv) an estate that is subject to U.S. federal income tax on its income regardless of its source.

DRW